                                                                      EXHIBIT 21
                                                                         1/31/96

                              W. R. GRACE & CO.
                               SUBSIDIARY LIST


  Attached is a list of subsidiaries of W. R. Grace & Co. at January 31, 1996.

     United States subsidiaries (including those in Puerto Rico and the Virgin Islands) are listed alphabetically indicating the state of incorporation, ownership (by whom) and any notes that may pertain to the subsidiary. W. R. Grace & Co.-Conn. ("Grace-Conn") is the sole owner of the stock of each subsidiary listed unless otherwise noted or indicated by an "A", which means that the subsidiary is owned either (1) jointly by Grace-Conn. and one or more of its United States or non-United States wholly owned subsidiaries or (2) solely by one or more of those subsidiaries.

     Non-United States subsidiaries are listed by country and also indicate the ownership (percentage and by whom) and any notes that may pertain to the subsidiary.

     Also attached is a list of partnerships in which Grace-Conn., or one of its subsidiaries, is a partner and a list of investments (at least 20% but not more than 50%) held by W. R. Grace & Co. or Grace-Conn. and/or one or more of its subsidiaries.

                                                                         1/31/96

                               U. S. SUBSIDIARIES

                                                                          STATE OF
SUBSIDIARY NAME                                                           INCORP.          OWNERSHIP     NOTES
---------------                                                           ---------        ---------     -----
A-1 Bit & Tool Co., Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Advanced Integrated Medical Services, Inc.  . . . . . . . . . . . . . . . .  NJ                A
Agracetus, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE
Alewife Boston Ltd.   . . . . . . . . . . . . . . . . . . . . . . . . . . .  MA                A
Alewife Land Corporation  . . . . . . . . . . . . . . . . . . . . . . . . .  MA                A
Amasi Medical Group, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .  CA                A          2
Ambulatory Care Associates, Inc.  . . . . . . . . . . . . . . . . . . . . .  DE                A
American Home Therapies, Inc. . . . . . . . . . . . . . . . . . . . . . . .  MD                A
American Homecare Equipment, Inc. . . . . . . . . . . . . . . . . . . . . .  VA                           5
Amicon, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Babcock Artificial Kidney Center, Inc.  . . . . . . . . . . . . . . . . . .  MA                A
Bio-Medical Applications Home Dialysis Services, Inc. . . . . . . . . . . .  DE                A
Bio-Medical Applications Management Company, Inc. . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Aguadilla, Inc. . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Alabama, Inc. . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Alameda County, Inc.  . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Anacostia, Inc. . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Arecibo, Inc. . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Arizona, Inc. . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Arkansas, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Bakersfield, Inc. . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Bayamon, Inc. . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Blue Springs, Inc.  . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Boston, Inc.  . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Brockton, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Caguas, Inc.  . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of California, Inc.  . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Camarillo, Inc. . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Cape Cod, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Capitol Hill, Inc.  . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Carolina, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Carson, Inc.  . . . . . . . . . . . . . . . . .  DE                A


                                                                          STATE OF
SUBSIDIARY NAME                                                            INCORP.        OWNERSHIP     NOTES
---------------                                                           ---------       ---------     -----
Bio-Medical Applications of Chicopee, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Chula Vista, Inc. . . . . . . . . . . . . . . .  DE                A          2
Bio-Medical Applications of Clinton, Inc. . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Colorado, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Columbia Heights, Inc.  . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Delaware, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Dover, Inc. . . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Dublin, Inc.  . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of East Orange, Inc. . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Essex, Inc. . . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Eureka, Inc.  . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Fajardo, Inc. . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Fayetteville, Inc.  . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Florida, Inc. . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Framingham, Inc.  . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Fremont, Inc. . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Fresno, Inc.  . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Georgia, Inc. . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Glendora, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Guayama, Inc. . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Hayward, Inc. . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Hillside, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Hoboken, Inc. . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Humacao, Inc. . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Illinois, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Indiana, Inc. . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Irvington, Inc. . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Jersey City, Inc. . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Kansas, Inc.  . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Kentucky, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of La Mesa, Inc. . . . . . . . . . . . . . . . . .  DE                A          2
Bio-Medical Applications of Las Americas, Inc.  . . . . . . . . . . . . . .  DE                A


                                                                          STATE OF
SUBSIDIARY NAME                                                            INCORP.         OWNERSHIP     NOTES
---------------                                                           ---------        ---------     -----
Bio-Medical Applications of Long Beach, Inc.  . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Los Angeles, Inc. . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Los Gatos, Inc. . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Louisiana, Inc. . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Maine, Inc. . . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Manchester, Inc.  . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Maryland, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Massachusetts, Inc. . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Mayaguez, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Medford, Inc. . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Michigan, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Mission Hills, Inc. . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Mississippi, Inc. . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Missouri, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of MLK, Inc. . . . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of National City, Inc. . . . . . . . . . . . . . .  DE                A          2
Bio-Medical Applications New Hampshire, Inc.  . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of New Jersey, Inc.  . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of New Mexico, Inc.  . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of New York, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Newington, Inc. . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of North Carolina, Inc.  . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of North City, Inc.  . . . . . . . . . . . . . . .  DE                A          2
Bio-Medical Applications of Northeast D.C., Inc.  . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Oakland, Inc. . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Ohio, Inc.  . . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Oklahoma, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Pennsylvania, Inc.  . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Pine Brook, Inc.  . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Ponce, Inc. . . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Port Orange, Inc. . . . . . . . . . . . . . . .  DE                A          2
Bio-Medical Applications of Puerto Rico, Inc. . . . . . . . . . . . . . . .  DE                A


                                                                          STATE OF
SUBSIDIARY NAME                                                            INCORP.         OWNERSHIP     NOTES
---------------                                                           ---------        ---------     -----
Bio-Medical Applications of Quincy, Inc.  . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Rhode Island, Inc.  . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Rio Piedras, Inc. . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of San Antonio, Inc. . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of San German, Inc.  . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of San Juan, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Sarasota, Inc.  . . . . . . . . . . . . . . . .  DE                A          2
Bio-Medical Applications of South Carolina, Inc.  . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of South Queens, Inc.  . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Southeast San Diego, Inc. . . . . . . . . . . .  DE                A          2
Bio-Medical Applications of Southeast Washington, Inc.  . . . . . . . . . .  DE                A
Bio-Medical Applications of Southeastern Massachusetts, Inc.  . . . . . . .  DE                A
Bio-Medical Applications of Springfield, Inc. . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Tarpon Springs, Inc.  . . . . . . . . . . . . .  DE                A          2
Bio-Medical Applications of Tennessee, Inc. . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Texas, Inc. . . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of The District of Columbia, Inc.  . . . . . . . .  DE                A
Bio-Medical Applications of Torrance, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Trenton, Inc. . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Ukiah, Inc. . . . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Union City, Inc.  . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Virginia, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of West Virginia, Inc. . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Westwood, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Whittier, Inc.  . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Wisconsin, Inc. . . . . . . . . . . . . . . . .  DE                A
Bio-Medical Applications of Woonsocket, Inc.  . . . . . . . . . . . . . . .  DE                A
Bio-Trax Connecticut, Inc.  . . . . . . . . . . . . . . . . . . . . . . . .  CT                A
Bio-Trax International, Inc.  . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Bradley Dialysis Clinic, Inc. . . . . . . . . . . . . . . . . . . . . . . .  TN                A
Clinical Diagnostic Systems, Inc. . . . . . . . . . . . . . . . . . . . . .  FL                A
Coalgrace, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A

                                                                          STATE OF
SUBSIDIARY NAME                                                            INCORP.          OWNERSHIP   NOTES
---------------                                                           ---------         ---------   -----
Coalgrace II, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Conejo Valley Dialysis, Inc.  . . . . . . . . . . . . . . . . . . . . . . .  CA                A          2
Continue Care Pharmaceuticals, Inc. . . . . . . . . . . . . . . . . . . . .  WY                A
Continue Care of Wyoming, Inc.  . . . . . . . . . . . . . . . . . . . . . .  WY                A
Construction Products Dubai, Inc. . . . . . . . . . . . . . . . . . . . . .  DE
Creative Food 'N Fun Company  . . . . . . . . . . . . . . . . . . . . . . .  DE                A
D Interim, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  GA                A
Darex Puerto Rico, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .  DE
Dearborn International Holdings, Inc. . . . . . . . . . . . . . . . . . . .  DE
De Zaan, Incorporated . . . . . . . . . . . . . . . . . . . . . . . . . . .  NY                           7
Del Taco Restaurants, Inc.  . . . . . . . . . . . . . . . . . . . . . . . .  DE
Dewey and Almy Company  . . . . . . . . . . . . . . . . . . . . . . . . . .  MA
Diagnostic Management Services, Inc.  . . . . . . . . . . . . . . . . . . .                    A
Dialysis Assistance, Inc.   . . . . . . . . . . . . . . . . . . . . . . . .  NJ                A
Dialysis Associates West, Inc.  . . . . . . . . . . . . . . . . . . . . . .  TN                A
Dialysis Management Group, Inc. . . . . . . . . . . . . . . . . . . . . . .  TN                A
Dialysis Services, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . .  TX                A
Ecarg, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  NJ
Emerson & Cuming, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . .  DE
Erika International Sales Corporation . . . . . . . . . . . . . . . . . . .  DE                A          2
Erika of Texas, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Five Alewife Boston Ltd.  . . . . . . . . . . . . . . . . . . . . . . . . .  MA                A
G/B Cocoa Holding Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                           7
GC Holding Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE
GEC Management Corporation  . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
GPC Thomasville Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Gloucester New Communities Company, Inc.  . . . . . . . . . . . . . . . . .  NJ                A
Grace A-B Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Grace-A-B II Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Grace Asia Pacific, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .  DE
Grace Chemicals, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE
Grace Chemical Company of Cuba  . . . . . . . . . . . . . . . . . . . . . .  IL                           6


                                                                          STATE OF
SUBSIDIARY NAME                                                            INCORP.        OWNERSHIP      NOTES
---------------                                                           ---------       ---------      -----
Grace Cocoa, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                           7
Grace Cocoa Limited Partners I, Inc.  . . . . . . . . . . . . . . . . . . .  DE
Grace Cocoa Limited Partners II, Inc. . . . . . . . . . . . . . . . . . . .  DE
Grace Cocoa Management, Inc.  . . . . . . . . . . . . . . . . . . . . . . .  DE
Grace Collections, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .  DE
Grace Communications, Inc.  . . . . . . . . . . . . . . . . . . . . . . . .  DE
Grace Culinary Systems, Inc.  . . . . . . . . . . . . . . . . . . . . . . .  MD
Grace Drilling Company  . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Grace Energy Corporation  . . . . . . . . . . . . . . . . . . . . . . . . .  DE
Grace Environmental, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A          4
Grace Europe, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE
Grace H-G Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Grace H-G II Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Grace Hotel Services Corporation  . . . . . . . . . . . . . . . . . . . . .  DE                           4
Grace JVH, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE
Grace (Middle East) Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .  DE
Grace Logistics Services, Inc.  . . . . . . . . . . . . . . . . . . . . . .  DE
Grace Management Services, Inc. . . . . . . . . . . . . . . . . . . . . . .  DE
Grace Offshore Company  . . . . . . . . . . . . . . . . . . . . . . . . . .  LA                A
Grace PAR Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE
Grace Petroleum Libya Incorporated  . . . . . . . . . . . . . . . . . . . .  DE                A
Grace Tarpon Investors, Inc.  . . . . . . . . . . . . . . . . . . . . . . .  DE
Grace Ventures Corp.  . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE
Grace Washington, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                           4
W. R. Grace Capital Corporation . . . . . . . . . . . . . . . . . . . . . .  NY                A
W. R. Grace Land Corporation  . . . . . . . . . . . . . . . . . . . . . . .  NY
W. R. Grace & Co.-Conn. . . . . . . . . . . . . . . . . . . . . . . . . . .  CT                           4
Gracoal, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Gracoal II, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Greater Southeast Community Center for Renal Disease, Inc.  . . . . . . . .  DC                A
Guanica-Caribe Land Development Corporation . . . . . . . . . . . . . . . .  DE
Gulf Region Mobile Dialysis, Inc. . . . . . . . . . . . . . . . . . . . . .  DE                A



                                                                          STATE OF
SUBSIDIARY NAME                                                            INCORP.        OWNERSHIP       NOTES
---------------                                                           ---------       ---------       -----
Gynesis Healthcare, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Gynesis Healthcare for Women of Florida, Inc. . . . . . . . . . . . . . . .  FL                A
Gynesis Healthcare of Maryland, Inc.  . . . . . . . . . . . . . . . . . . .  MD                A
Gynesis Healthcare of New Jersey, Inc.  . . . . . . . . . . . . . . . . . .  NJ                A
Gynesis Healthcare of New York, Inc.  . . . . . . . . . . . . . . . . . . .  NY                A
Gynesis Healthcare of Oklahoma, Inc.  . . . . . . . . . . . . . . . . . . .  OK                A
Gynesis Healthcare of Pennsylvania, Inc.  . . . . . . . . . . . . . . . . .  PA                A
Gynesis Healthcare of South Carolina, Inc.  . . . . . . . . . . . . . . . .  SC                A
Gynesis Resources, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
HNS Accucare, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  GA                A
HNS Integrated Care Centers, Inc. . . . . . . . . . . . . . . . . . . . . .  GA                A
HNS Medical Technology Services, Inc. . . . . . . . . . . . . . . . . . . .  GA                A
HNS Michigan, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  GA                A
HNS New York, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  NY                A
HNS Quality Home Care, Inc. . . . . . . . . . . . . . . . . . . . . . . . .  GA                A
HNS UP Home Care, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . .  GA                A
Hanover Square Corporation  . . . . . . . . . . . . . . . . . . . . . . . .  DE
Healthdyne Home Infusion Therapy, Inc.  . . . . . . . . . . . . . . . . . .  ?                 A
Healthy Options for Personal Enrichment, Inc. . . . . . . . . . . . . . . .  GA                A
Homco International, Inc.   . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Home Dialysis Care, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .  TX                A
Home Intensive Care, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Home Intensive Care of Arizona, Inc.  . . . . . . . . . . . . . . . . . . .  AZ                A
Home Intensive Care of California, Inc. . . . . . . . . . . . . . . . . . .  CA                A
Home Intensive Care of Colorado, Inc. . . . . . . . . . . . . . . . . . . .  CO                A
Home Intensive Care of Connecticut, Inc.  . . . . . . . . . . . . . . . . .  CT                A
Home Intensive Care of Florida, Inc.  . . . . . . . . . . . . . . . . . . .  FL                A
Home Intensive Care of Georgia, Inc.  . . . . . . . . . . . . . . . . . . .  GA                A
Home Intensive Care of Illinois, Inc. . . . . . . . . . . . . . . . . . . .  IL                A
Home Intensive Care of Kansas, Inc. . . . . . . . . . . . . . . . . . . . .  KS                A
Home Intensive Care of Las Vegas, Inc.  . . . . . . . . . . . . . . . . . .  NV                A
Home Intensive Care of Louisiana, Inc.  . . . . . . . . . . . . . . . . . .  LA                A


                                                                          STATE OF
SUBSIDIARY NAME                                                            INCORP.          OWNERSHIP    NOTES
---------------                                                           ---------         ---------    -----
Home Intensive Care of Maryland, Inc. . . . . . . . . . . . . . . . . . . .  MD                A
Home Intensive Care of Massachusetts, Inc.  . . . . . . . . . . . . . . . .  MA                A
Home Intensive Care of Michigan, Inc. . . . . . . . . . . . . . . . . . . .  MI                A
Home Intensive Care of Missouri, Inc. . . . . . . . . . . . . . . . . . . .  MO                A
Home Intensive Care of Nevada, Inc. . . . . . . . . . . . . . . . . . . . .  NV                A
Home Intensive Care of New Jersey, Inc. . . . . . . . . . . . . . . . . . .  NJ                A
Home Intensive Care of New York, Inc. . . . . . . . . . . . . . . . . . . .  NY                A
Home Intensive Care of Northern Ohio, Inc.  . . . . . . . . . . . . . . . .  OH                A
Home Intensive Care of Ohio, Inc. . . . . . . . . . . . . . . . . . . . . .  OH                A
Home Intensive Care of Pennsylvania, Inc. . . . . . . . . . . . . . . . . .  PA                A
Home Intensive Care of Rhode Island, Inc. . . . . . . . . . . . . . . . . .  RI                A
Home Intensive Care of Tampa, Inc.  . . . . . . . . . . . . . . . . . . . .  FL                A
Home Intensive Care of Virginia, Inc. . . . . . . . . . . . . . . . . . . .  VA                A
Home Nutritional Services, Inc. . . . . . . . . . . . . . . . . . . . . . .  CA                A
Home Nutritional Services, Inc. . . . . . . . . . . . . . . . . . . . . . .  NJ                A
Home Pharmacy Care of Michigan, Inc.  . . . . . . . . . . . . . . . . . . .  MI                A
Homestead Artificial Kidney Center, Inc.  . . . . . . . . . . . . . . . . .  FL                A          2
I. V. Solutions, Ltd. . . . . . . . . . . . . . . . . . . . . . . . . . . .  TX                A
Infusions Innovations of Jacksonville, Inc.   . . . . . . . . . . . . . . .  FL                A
Infusions Innovations of Tampa, Inc.  . . . . . . . . . . . . . . . . . . .  FL                A
International Medical Care, Inc.  . . . . . . . . . . . . . . . . . . . . .  DE                A
KDNY, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Kidney Disease and Hypertension Center, Ltd.  . . . . . . . . . . . . . . .  AZ                A
LaFollette Dialysis Center, Inc.  . . . . . . . . . . . . . . . . . . . . .  TN                A

LB Realty, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE
Life Assist Medical Products Corp.  . . . . . . . . . . . . . . . . . . . .  PR                A
Lifechem, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Lifeline Medical Supplies, Inc. . . . . . . . . . . . . . . . . . . . . . .  FL                A
Lifeline Medical Systems, Inc.  . . . . . . . . . . . . . . . . . . . . . .  CA                A
Lifeline Medical Systems, Inc.  . . . . . . . . . . . . . . . . . . . . . .  FL                A
The Medical Accountability Group, Inc.  . . . . . . . . . . . . . . . . . .  TX                A

                                                                          STATE OF
SUBSIDIARY NAME                                                            INCORP.         OWNERSHIP     NOTES
---------------                                                           ---------        ---------     -----
Medical Supply Company, Inc.  . . . . . . . . . . . . . . . . . . . . . . .  VA                A
Medi-Sure Testing, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Med-X-Press, Inc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Metro Dialysis Center - Kirkwood, Inc.  . . . . . . . . . . . . . . . . . .  MO                A
Metro Dialysis Center - Normandy, Inc.  . . . . . . . . . . . . . . . . . .  MO                A
Metro Dialysis Center - North, Inc. . . . . . . . . . . . . . . . . . . . .  MO                A
Monolith Enterprises, Incorporated  . . . . . . . . . . . . . . . . . . . .  DC
Monroe Street, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE
National Medical Care, Inc.   . . . . . . . . . . . . . . . . . . . . . . .  DE                A
National Medical Care Home Care Service Agency, Inc.  . . . . . . . . . . .  NY                A
National Medical Care of Taiwan, Inc. . . . . . . . . . . . . . . . . . . .  DE                A
Nephrology Applications of Mobile, Inc. . . . . . . . . . . . . . . . . . .  AL                A
NMC Asia-Pacific, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
NMC China, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
NMC Diabetic Foot Care, Inc.  . . . . . . . . . . . . . . . . . . . . . . .  DE                A
NMC Diabetic Foot Care Centers Orthotics, Inc.  . . . . . . . . . . . . . .  DE                A
NMC Diagnostics Services, Inc.  . . . . . . . . . . . . . . . . . . . . . .  DE                A
NMC Dialysis Services, Inc. . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
NMC Dialysis Services (Romania), Inc. . . . . . . . . . . . . . . . . . . .  DE                A
NMC Holding, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
NMC Homecare, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
NMC Homecare of Michigan, Inc.  . . . . . . . . . . . . . . . . . . . . . .  DE                A          5
NMC International, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
NMC Latin America, Inc..  . . . . . . . . . . . . . . . . . . . . . . . . .  FL                A
NMC Management Services, Inc. . . . . . . . . . . . . . . . . . . . . . . .  DE                A
NMC Medical Products, Inc.  . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
NMC Services, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
NMC Services (Romania), Inc.  . . . . . . . . . . . . . . . . . . . . . . .  DE                A
NMC Ventures, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Norlab, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    A
North Knoxville Dialysis Center, Inc. . . . . . . . . . . . . . . . . . . .  TN
PD Solutions, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A


                                                                          STATE OF
SUBSIDIARY NAME                                                            INCORP.          OWNERSHIP    NOTES
---------------                                                           ---------         ---------    -----
PD Solutions of Arizona, Inc. . . . . . . . . . . . . . . . . . . . . . . .  AZ                A
PD Solutions of California, Inc.  . . . . . . . . . . . . . . . . . . . . .  CA                A
PD Solutions Georgia, Inc.  . . . . . . . . . . . . . . . . . . . . . . . .  GA                A
PD Solutions of Illinois, Inc.  . . . . . . . . . . . . . . . . . . . . . .  IL                A
PD Solutions Kansas, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .  KS                A
PD Solutions of Louisiana, Inc. . . . . . . . . . . . . . . . . . . . . . .  LA                A
PD Solutions Maryland, Inc. . . . . . . . . . . . . . . . . . . . . . . . .  MD                A
PD Solutions Michigan, Inc. . . . . . . . . . . . . . . . . . . . . . . . .  MI                A
PD Solutions Missouri, Inc. . . . . . . . . . . . . . . . . . . . . . . . .  MO                A
PD Solutions of Nevada, Inc.  . . . . . . . . . . . . . . . . . . . . . . .  NV                A
PD Solutions New Jersey, Inc. . . . . . . . . . . . . . . . . . . . . . . .  NJ                A
PD Solutions of New York, Inc.  . . . . . . . . . . . . . . . . . . . . . .  NY                A
PD Solutions of Ohio, Inc.  . . . . . . . . . . . . . . . . . . . . . . . .  OH                A
PD Solutions Pennsylvania, Inc. . . . . . . . . . . . . . . . . . . . . . .  PA                A
PD Solutions of Texas, Inc. . . . . . . . . . . . . . . . . . . . . . . . .  TX                A
PD Solutions Virginia, Inc. . . . . . . . . . . . . . . . . . . . . . . . .  VA                A
PML, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    A
Park Diagnostic Imaging Center, Inc.  . . . . . . . . . . . . . . . . . . .                    A
Park Imaging, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  MA                A
Park Imaging, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  FL                A
Park Imaging, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  PA                A
Park Portable X-Ray, Inc. . . . . . . . . . . . . . . . . . . . . . . . . .                    A
Personal Care Health Services, Inc. . . . . . . . . . . . . . . . . . . . .  DE                A
Phoenix Consulting Services, Inc. . . . . . . . . . . . . . . . . . . . . .  FL                A
Preferred Homecare of Florida, Inc. . . . . . . . . . . . . . . . . . . . .  FL                A
Preferred Homecare of New Jersey, Inc.  . . . . . . . . . . . . . . . . . .  NJ                A
Preferred Pharmacy Services, Inc. . . . . . . . . . . . . . . . . . . . . .  FL                A
Prochrom, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  IN                A
Quality Care Dialysis Centers, Inc. . . . . . . . . . . . . . . . . . . . .  FL                A
Quality Care Dialysis Center of Baltimore, Inc. . . . . . . . . . . . . . .  MD                A
Quality Care Dialysis Center of Boston, Inc.  . . . . . . . . . . . . . . .  MA                A
Quality Care Dialysis Center of Creve Coeur, Inc. . . . . . . . . . . . . .  MO                A

                                                                          STATE OF
SUBSIDIARY NAME                                                            INCORP.         OWNERSHIP    NOTES
---------------                                                           ---------        ---------    -----
Quality Care Dialysis Center of Dallas, Inc.  . . . . . . . . . . . . . . .  TX                A
Quality Care Dialysis Center of Greensburg, Inc.  . . . . . . . . . . . . .  LA                A
Quality Care Dialysis Center of Hammond, Inc. . . . . . . . . . . . . . . .  DE                A
Quality Care Dialysis Center of Houston, Inc. . . . . . . . . . . . . . . .  TX                A
Quality Care Dialysis Center of Las Vegas, Inc. . . . . . . . . . . . . . .  NV                A
Quality Care Dialysis Center of Margate, Inc. . . . . . . . . . . . . . . .  FL                A
Quality Care Dialysis Center of Mt. Vernon, Inc.  . . . . . . . . . . . . .  VA                A
Quality Care Dialysis Center of New Orleans, Inc. . . . . . . . . . . . . .  LA                A
Quality Care Dialysis Center of North County, Inc.  . . . . . . . . . . . .  MO                A
Quality Care Dialysis Center of Patapsco, inc.  . . . . . . . . . . . . . .  MD                A
Quality Care Dialysis Center of San Antonio, Inc. . . . . . . . . . . . . .  TX                A
Quality Care Dialysis Center of Southern Maryland, Inc. . . . . . . . . . .  MD                A
Quality Care Dialysis Center of St. Augustine, Inc. . . . . . . . . . . . .  FL                A
Quality Care Dialysis Center of St. Clair Shores, Inc.  . . . . . . . . . .  MI                A
Quality Care Dialysis Center of St. Louis, Inc. . . . . . . . . . . . . . .  MO                A
Quality Care Dialysis Center of Stoneham, Inc.  . . . . . . . . . . . . . .  MA                A
Quality Care Dialysis Center of University City . . . . . . . . . . . . . .  MO                A
Quality Care Dialysis Center of Vega Baja, Inc. . . . . . . . . . . . . . .  PR                A
Quality Care Dialysis Center of Vista, Inc. . . . . . . . . . . . . . . . .  CA                A
Quality Care Dialysis Center of Weymouth, Inc.  . . . . . . . . . . . . . .  MA                A
Renal Scientific Service, Inc.  . . . . . . . . . . . . . . . . . . . . . .  DE                A
Renal Scientific Service of Texas, Inc.   . . . . . . . . . . . . . . . . .  DE                A          2
Renal Supply (Tenn) Corporation   . . . . . . . . . . . . . . . . . . . . .  NJ                A
Retaw, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  FL                A
Rockwood Dialysis Center, Inc.  . . . . . . . . . . . . . . . . . . . . . .  VA                A
San Diego Dialysis Services, Inc. . . . . . . . . . . . . . . . . . . . . .  DE                A
Santa Barbara Community Dialysis Center, Inc. . . . . . . . . . . . . . . .  CA                A
Security Health Services, Inc.  . . . . . . . . . . . . . . . . . . . . . .  NV                A
St. Louis Regional Dialysis Center, Inc.  . . . . . . . . . . . . . . . . .  MO                A
Sourgasco II Corp.  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A
Southern Oil, Resin & Fiberglass, Inc.  . . . . . . . . . . . . . . . . . .  FL
Sover Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE                A

                                                                          STATE OF
SUBSIDIARY NAME                                                            INCORP.         OWNERSHIP     NOTES
---------------                                                           ---------        ---------     -----
Tappahanock Dialysis Center, Inc. . . . . . . . . . . . . . . . . . . . . .  VA                A
UKC-North, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  TX                A
United Dialysis Corporation . . . . . . . . . . . . . . . . . . . . . . . .  CA                A
University Kidney Center, Inc.  . . . . . . . . . . . . . . . . . . . . . .  TX                A
Warrenton Dialysis Facility, Inc. . . . . . . . . . . . . . . . . . . . . .  VA                A
Water Street Corporation  . . . . . . . . . . . . . . . . . . . . . . . . .  DE
West End Dialysis Center, Inc.  . . . . . . . . . . . . . . . . . . . . . .  VA                A
Woolwich Sewer Company, Inc.  . . . . . . . . . . . . . . . . . . . . . . .  NJ                A
Woolwich Water Co., Inc.  . . . . . . . . . . . . . . . . . . . . . . . . .  NJ                A
W. R. C. Technical Ventures, Inc.   . . . . . . . . . . . . . . . . . . . .  DE
WRG (Delaware) Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  DE
Zenex Capital Corp. . . . . . . . . . . . . . . . . . . . . . . . . . . . .  FL                A



                             NON-U.S. SUBSIDIARIES

                                                                                        OWNERSHIP
COUNTRY                   SUBSIDIARY NAME                                              % / BY WHOM      NOTES
-------                   ---------------                                              -----------      -----
ARGENTINA                 AQT Quimica Argentina, S.A.                                    100 / A
                          Grace Argentina, S.A.                                          100 / A
                          NMC de Argentina, S.A.                                         100 / A
                          Inere, S.A.                                                    100 / A
                          Centro Nefrologico Bahia Blanca S. R.                          100 / A
                          Diali Salta S.A.                                               100 / A
                          Centro de Dialisis Ituzaingo, S.A.                             100 / A

AUSTRALIA                 W. R. Grace Australia Limited                                  100 / A
                          W. R. Grace Catalysts Pty. Limited                             100 / A
                          Omicron Proprietary Limited                                    100 / A
                          Omipac Pty. Ltd.                                                 51/A           12

BELGIUM                   Alexim N.V.                                                    100 / A
                          Grace Dearborn N.V.                                            100 / A
                          Finac N.V.                                                     100 / A
                          Grace N.V.                                                     100 / A
                          Grace Silica N.V.                                              100 / A          1

BERMUDA                   Erika, Ltd.                                                    100 / A
                          NMC Holdings, Ltd.                                             100 / A
                          Trans-Meridian Assurance Ltd.                                  100 / A

BRAZIL                    Grace Brasil S.A.                                              100 / A
                          PEADCO-Engenharia, Comercio Industria Ltda.                    100 / A
                          NMC do Brasil Ltda.                                            100 / A
                          Maia de Almedia Industria e Comercio S.A.                      100 / A
                          Renal-Tec Industria Comercia e Servicos, Ltda.                 100 / A
                          International Holdings Ltda.                                   100 / A
                          Dearborn International Ltda.                                   100 / A

CANADA                    Ambrosia Chocolate Ltd.                                        100/A            9
                          Amicon Canada Limited                                          100 /
                          Erika Laboratories, Ltd.                                       100 / A
                          GEC Divestment Corporation Limited                             100 / A
                          Grace Dearborn Inc.                                            100 /
                          W. R. Grace & Co. of Canada Ltd.                               100 /
                          W. R. Grace Finance (NRO) Ltd.                                 100
                          Erika Laboratories, Ltd.                                       100 / A          2
                          National Medical Care Canada Inc.                              100 / A
                          NMC Canada Dialysis Services Inc.                              100 / A

                                                                                        OWNERSHIP
COUNTRY                   SUBSIDIARY NAME                                              % / BY WHOM     NOTES
-------                   ---------------                                              -----------     -----
CAYMAN ISLANDS            Grace Cocoa Hong Kong Ltd.                                     100 / A
                          Global Cocoa Holdings Ltd.                                     100 / A
                          Grace China Holdings I, Inc.                                   100
                          Grace Davison China, Inc.                                      100

CHILE                     Grace Quimica Compania Limitada                                100 / A

COLOMBIA                  Grace Colombia, S.A.                                           100 / A
                          Aquatec de Colombia S.A.                                       100 / A

CUBA                      Envases Industriales y Comerciales, S.A.                       100 /            6
                          Papelera Camagueyana, S.A.                                     100 /            6

CZECH REPUBLIC            Grace Spol. s r.o.                                             100 /
                          National Medical Care, s r.o.                                  100 / A

DENMARK                   W. R. Grace A/S                                                100 /

ECUADOR                   Grace Cocoa Ecuador S.A.                                       100 / A

FINLAND                   W. R. Grace Oy                                                 100 / A
                          Prochrom Oy                                                    100 / A          1

FRANCE                    Grace Cocoa France S.A.                                        100 / A          7
                          Grace S.A.                                                     100 / A
                          Grace Service Chemicals S.A.                                   100 / A
                          Prochrom S.A.                                                  100 / A
                          Prochrom Recherche et Developpement                            100 / A
                          Soboca S.A.                                                    100 /            7
                          Societe Civile Immobiliere Les Rosiers                         100 / A          1

GERMANY                   Amicon G.m.b.H.                                                100 /
                          A-1 Bit & Tool Co. G.m.b.H.                                    100 / A
                          Chomerics G.m.b.H.                                             100 / A
                          De Zaan B.V.m.b.H.                                             100 /            7
                          EAP Akustik GmbH                                               100 / A          1
                          Emerson & Cuming G.m.b.H.                                      100 / A
                          Grace G.m.b.H.                                                 100 / A
                          Kascho Kakao- und Schokoladenwerke, G.m.b.H.                   100 /            7
                          National Medical Care (Deutschland) G.m.b.H.                   100 / A
                          NMC Dialysebehandlung G.m.b.H. i.g.                            100 / A
                          NMC Holding GmbH                                               100 / A
                          Riggers Dialysatoren G.m.b.H.                                  100 / A
                          Riggers Dialysatoren Produktion Thalheim G.m.b.H.              100 / A
                          Rena-Med                                                       100 / A
                          Riggers Medizintechnik Thalheim G.m.b.H.                       100 / A
                          Grace Multiflex GmbH                                           100/A


                                                                                        OWNERSHIP
COUNTRY                   SUBSIDIARY NAME                                              % / BY WHOM      NOTES
-------                   ---------------                                              -----------      -----
GREECE                    Grace Hellas E.P.E.                                            100 /

GUATEMALA                 Grace Central America, S.A.                                    100 /

HONG KONG                 Amicon Polymers (H.K.). Limited                                100 / A          1
                          W. R. Grace Southeast Asia Holdings Limited                    100 /
                          W. R. Grace Far East Investment Company Limited                100 /            1
                          W. R. Grace (Hong Kong) Limited                                100 / A

HUNGARY                   Grace kft.                                                     100 / A
                          NMC Dialyzis Szolgaltato, kft.                                 100 / A
                          NMC Asset Handling Limited Liability Company                   100 / A

INDIA                     Dearborn I.E.I. (India) Private Ltd.                              51 /          11
                          W. R. Grace & Co. (India) Private Limited                      100

INDONESIA                 P.T. Grace Specialty Chemicals Indonesia                       100 / A

IRELAND                   Amicon Ireland Limited                                         100 /
                          W.R. Grace (Ireland) Ltd.                                      100 / A
                          Trans-Meridian Dublin Ltd.                                     100

ITALY                     Emerson & Cuming Italiana S.r.L.                               100 / A          1
                          Grace Finanziaria S.r.L.                                       100 /            1
                          Grace Italiana S.p.A.                                          100 / A

JAPAN                     Grace Japan Kabushiki Kaisha                                   100 /
                          Amicon Japan K.K.                                              100 / A

KOREA                     Grace Korea Inc.                                               100 /
                          NMC Korea, Inc.                                                100 / A

MALAYSIA                  W. R. Grace (Malaysia) Sendiran Berhad                         100 / A
                          W. R. Grace Packaging (Malaysia) Sdn. Bhd.                     100 /
                          W. R. Grace Specialty Chemicals                                100 /
                               (Malaysia) Sdn. Bhd.

MEXICO                    Erika de Reynosa S.A. de C.V.                                  100 / A
                          Invertol S.A. de C.V.                                          100 / A
                          Especialidades Quimicas Grace de Mexico,                       100 / A
                               S.A. de. C.V.
                          Grace Holdings, S.A. de C. V.                                  100

NETHERLANDS               Amicon B.V.                                                    100 /
                          Berisford Cacao Nederland B.V.                                 100 /            7
                          Cacao De Zaan B.V.                                             100 /            7
                          Grace B.V.                                                     100 /


                                                                                        OWNERSHIP
COUNTRY                   SUBSIDIARY NAME                                              % / BY WHOM      NOTES
-------                   ---------------                                              -----------      -----
NETHERLANDS               Grace Cocoa B.V.                                               100 /            7
  (continued)             Grace Dearborn B.V.                                            100 / A
                          J. G. van Bruinessen B.V.                                      100 / A          7
                          Storm van Bentem & Kluyver B.V.                                100 / A
                          Twincon B.V.                                                   100 /            7

NETHERLANDS ANTILLES      W. R. Grace N.V.                                               100 /

NEW ZEALAND               W. R. Grace (N.Z.) Limited                                     100 / A

NORWAY                    W. R. Grace A/S                                                100 / A

PEOPLE'S REPUBLIC
 OF CHINA                 Global Huada (Guangzhou) Confectionery Ltd.                    100              17
                          Grace China Ltd.                                               100 /
                          Shanghai Ren Ji - NMC Hemodialysis Center                      100 / A
                          Grace Packaging Gaoming Co. Ltd.                                67.7 / A        16
                          Shenyang Liaoning NMC Hemodialysis Center
                            Co. Ltd.                                                     100 / A

PHILIPPINES               W. R. Grace (Philippines) Inc.                                 100 / A

POLAND                    W. R. Grace Sp. z.O.O.                                         100 /
                          National Medical Care Polska Sp. z.O.O.                        100 / A

PORTUGAL                  Abrandial-Clinica de Doencas Renais, Lda.                      100 / A
                          Ambulancias 111, SA                                            100 / A
                          Clinica de Diagnosticos Dr. Fernando Teixeira                  100 / A
                               Limitada
                          Cancho, Lda.                                                   100 / A
                          CNH - Centro Nacional de Hemodialise, Lda.                     100 / A
                          Egidial, Lda.                                                  100 / A
                          Hemodial, Lda                                                  100 / A
                          Grace Portuguesa (Produtos Quimicos e                          100 / A
                               Plasticos) Lda.
                          NMC-Centro Medico Nacional, Lda.                               100 / A
                          Ribadial, Lda                                                  100 / A
                          Visodial, Lda.                                                 100 / A
                          Ascencao Afonso, Lda.                                          100 / A
                          Flaviano Gusmao, Lda.                                          100 / A
                          Gnostica, S.A.                                                 100 / A
                          LPC-Lab Patoogia Clinica                                       100 / A
                          Lab. Analises Clinicas Dra. Susan Pereira Rosas                100 / A
                          Lac-Lab De Analises Clinicas                                   100 / A
                          Cal & Silveria - Analises Clinicas, Lda.                       100 / A
                          Analises Xira, Lda.                                            100 / A
                          Diagnostic Laboratorial Dra. Helena Farrojota, Lda.            100 / A

                                                                                        OWNERSHIP
COUNTRY                   SUBSIDIARY NAME                                              % / BY WHOM      NOTES
-------                   ---------------                                              -----------      -----
PORTUGAL                  Laboratorio de Analises Clinicas Dr. Joao Ribeiro
  (continued)               e Dra. Maria da Graca Cardoso, Lda.                          100 / A
                          Louro & Pires, Lda.                                            100 / A

RUSSIA                    A/O Grace                                                       100 / A
                          A/O Grace Kaustik                                                 51 / A        10
                          A/O Grace Kriz                                                    51 / A        15

SINGAPORE                 A-1 Bit & Tool Company Pte. Ltd.                               100 / A
                          De Zaan Far East Pte. Ltd.                                     100 /            7
                          Grace Cocoa Singapore Pte. Ltd.                                100 /            7
                          W. R. Grace (Singapore) Private Limited                        100 / A

SOUTH AFRICA              W. R. Grace Africa (Pty) Limited                               100 /

SPAIN                     Centro De Dialisis Recoletas Albacete, S.L.                    100 / A
                          Dialcentro, S.A.                                               100 / A
                          Grace, S.A.                                                    100 /
                          Instituto de Ciencias Neurologicas, S.A.                       100 / A
                          Kidney, S.L.                                                   100 / A
                          National Medical Care of Spain, S.A.                           100 / A
                          Socodi Club, S.L.                                              100 / A
                          Teroson Espanola, S.L.                                         100 / A          3

SWEDEN                    Grace AB                                                       100
                          Grace Dearborn AB                                              100 / A
                          Grace Sweden AB                                                100 / A
                          Grace TEC Systems AB                                           100 / A

SWITZERLAND               Grace A.G.                                                     100 / A
                          Grace Cocoa Chocolate Mgt. S.A.                                100 / A          7
                          Syncrete S.A.                                                  100 /            3
                          Neue Transvac Maschinen A.G.                                   99.99%

TAIWAN                    W. R. Grace Taiwan Inc.                                        100 / A

THAILAND                  W. R. Grace (Thailand) Ltd.                                    100 / A          3

TURKEY                    Grace TLS                                                      100 / A

UNITED KINGDOM            A.A. Consultancy & Cleaning Company Limited                    100 / A
                          Amicon Limited                                                 100 /
                          Amicon Merger, Ltd.                                            100 / A          1
                          Cormix Limited                                                 100 / A          3
                          Dearborn (U.K.) Limited                                        100 / A          3
                          Dearborn Europe Limited                                        100 / A          3
                          Renacare Limited                                               100 / A


                                                                                        OWNERSHIP
COUNTRY                   SUBSIDIARY NAME                                              % / BY WHOM      NOTES
-------                   ---------------                                              -----------      -----
UNITED KINGDOM            Renalyte Services Limited                                      100 / A
  (continued)             U.K. Renal Services Limited                                    100 / A
                          W. R. Grace Limited                                            100 / A

URUGUAY                   Aquatec de Uruguay, S.A.                                       100 / A
                          Grace Uruguay S.A.                                             100 /

VENEZUELA                 Grace Venezuela, S.A.                                          100 / A
                          Inversiones GSC, S.A.                                          100 /
                          NMC National Medical Care de Venezuela C.A.                    100 / A




                            U.S. AND NON-U.S. NOTES


1     In liquidation

2     Inactive

3     Dormant, assets sold

4     Owned by W. R. Grace & Co.

5     Owned by National Medical Care, Inc. as of 1/1/94

6     Assets and business expropriated by Cuban Government

7 Owned by a partnership, Grace Cocoa Associates, L.P., or a subsidiary thereof

8     To be merged into W. R. Grace Limited

9 Common stock owned 100% by Grace Cocoa Associates, L.P./Preferred stock owned 100% by W. R. Grace & Co. of Canada Ltd.

10    Joint stock company, 46% owned by Grace Italiana S.p.A., 5% owned by W.
      R. Grace Ltd., 49% owned by A/O Kaustik

11 Joint Venture, 51% owned by W. R. Grace & Co.-Conn., 49% owned by Ion Exchange India

12 Joint Venture, 51% owned by Omicron Proprietary Limited, 49% owned by Parade Packaging Sdn Bhd

13    To be merged into Grace GmbH

14    To be merged into Grace AB

15 A Russia Joint Venture, owned 31% by Grace S.A., 20% by W. R. Grace Limited and 49% by A/O Kriz

16 A China Joint Venture, owned 67.7% by Grace China Holdings I, Inc. and 32.3% by Sanzhou Economic Development General Company

17 A China Joint Venture, owned 70% by Grace Cocoa Hong Kong Ltd. and 30% by Guangzhou Confectionery Factory

                                  PARTNERSHIPS


Axial Basin Ranch Company
    a Delaware partnership, owned 50% by Grace A-B Inc., 50% Grace A-B II Inc.

Boodin Partnership
    Owned 50% by NMC Homecare, Inc.

Carbon Dioxide Slurry Systems L.P.
    a Delaware partnership, owned 50% by W. R. Grace & Co.-Conn.

Cormix Middle East LLC
    a Dubai LLC, owned 49% Construction Products Dubai, Inc., 51% Sheikh Hasher Maktoum Juma Al Maktoum

Dearborn USA, Limited Partnership
    a Delaware limited partnership. owned 1% by W. R. Grace & Co.-Conn., Sole General Partner and 99% by LB Realty, Inc., Sole Limited Partner

Emirates Chemicals LLC
    a Dubai LLC, owned 49% Construction Products Dubai, Inc., 51% Sheikh Hasher Maktoum Juma Al Maktoum

Grace Cocoa Associates, L.P.
    a Delaware limited partnership, owned 24.04% by W. R. Grace & Co.-Conn., 6.02% GC Holding Inc., 48.93% Grace Cocoa Ventures, L.P., .04% Grace Cocoa Management, Inc., 20.9% Tarpon Investors, L.P.

Grace Cocoa Ventures, L.P.
    a Delaware limited partnership, owned .001% by Grace Cocoa Limited Partners I, Inc., 99.999% owned by Grace Cocoa Ventures, Inc.

Grace Offshore Turnkey
    a Texas partnership, owned  50% by Grace Offshore Company

Guangzhou Nanfang NMC Hemodialysis Center Company Limited a China joint venture at least 50% owned by NMC International, Inc.

HIC Pharmacy Services, L.P.
    a Michigan LimIted Partnership, owned 75% by Home Pharmacy Care of Michigan, Inc. and 25% by Stuart E. Bas

Hayden-Gulch West Coal Company
    a Delaware partnership, owned 50% by Grace H-G Inc., 50% by
    Grace H-G II, Inc.

Healthtech Medical
    a California partnership, owned 50% by NMC Ventures, Inc.

H-G Coal Company
    a Delaware partnership, owned 50% by Coalgrace, Inc., 50% by Coalgrace II, Inc.

Immunecare of Hollywood
    a Florida partnership, owned 50% by NMC Ventures, Inc.

ImmuneCare of Key West
    a Massachusetts partnership, owned 50% by NMC Ventures, Inc.

Infusion Systems
    a Nevada partnership, owned  50% by NMC Ventures, Inc.

Metreon
    an Ohio joint venture/partnership, owned 50% by Grace JVH, Inc., 50% by Englehard MC, Inc.

New Bedford Infusioncare
    a Massachusetts partnership, owned  50% by NMC Ventures, Inc.

Nippon Dearborn Kabushiki Kaisha
    a Japanese partnership, owned 50% by Grace Japan Kabushiki Kaisha

North Suburban Dialysis
    a Massachusetts partnership, owned 50% by Bio-Medical Applications of Essex, Inc.

OB One & IV Too
    an Indiana partnership, owned  50% by NMC Ventures, Inc.

Palm Springs I.V. Care II
    owned 50% by NMC Homecare, Inc.

Parade & Omicron Sdn Bhd
    a Malaysia Joint Venture, owned 51% by Omipac Proprietary Ltd. and 49% by Parade Industries Pte. Ltd.

Paramont Coal Company
    a Virginia partnership, owned 50% by Grace PAR Corporation

Pharmacy Direct
    a Massachusetts partnership, owned 50% by NMC Dialysis Services, Inc.

Primecare Home Health Services
    owned 50% by NMC Homecare, Inc.

Pursue Gas Processing and Petrochemical Company a Texas partnership, owned 25% by Sourgasco II Corp.

Quality Homecare Services of Watertown, NY a Massachusetts partnership, owned 50% by NMC Dialysis Services, Inc.

Renal Services (Malaysia) Sdn. Bhd., a Malaysia joint venture owned 25% by
    International Medical Care, Inc.

Riggers Dialysatoren Produktion Thalheim G.m.b.H. & Co. K.G.
    a German partnership, owned 50% by Riggers Medizintechnik G.m.b.H., 50% by Riggers Dialysatoren Produktion Thalheim G.m.b.H.

Sleep Diagnostic Associates
    an Arizona partnership, owned 50% by NMC Ventures, Inc. and 50% by Sleep Diagnostics, Inc.

Sisters of Charity Home Health Care
    Owned 50% by NMC Homecare, Inc.

VNA/NMC Homecare Partnership
    Owned 50% by NMC Homecare, Inc.

                                  INVESTMENTS
                (holdings of at least 20% but not more than 50%)

                                                                                OWNERSHIP
COMPANY NAME                                     JURISDICTION                    PERCENT            NOTES
------------                                     ------------                  ------------         -----
Arral & Partners                                 British Virgin Islands            20.8%
Asian Food Investment Limited                    British Virgin Islands            40%
Colowyo Coal Company L.P.                        Delaware                                             6
Denka Grace K.K.                                 Japan                             45%
General Cocoa Trading House Inc.                 British Virgin Islands
GKA Company Limited                              Hong Kong                         25%
GN Holdings, Inc.*                               Delaware                          47%
Incacao Fabrica Nacional de                      Ecuador                           10%                2
     Elaboradoes de Cacao S.A.
Intercao, S.A.                                   British Virgin Islands            20%                2
PJ Margo Private Limited                         India                             50%
Noxso Corporation                                Virginia                          23.1%
Productos Derivados de la Sal                    Colombia                          30.1%              3
Productora de Papeles S.A. (PROPAL)              Colombia                          36.16%
Societe Novelle Sifca, S.A.                      Ivory Coast                       30%                7
Tarpon Investors, L.P.                           Delaware                          20%                4
Unicao B.V.                                      Netherlands                       20%                5
Unicao S.A.                                      Ivory Coast                       20%                5

NOTES:

1        Owned by W. R. Grace & Co.
2        Owned by Grace Cocoa, Inc.
3        Owned by Productora de Papeles S.A.
4        Owned by Grace Tarpon Investors, Inc.
5        Owned by Twincon B.V.
6        Limited Partnership interests are owned by Gracoal, Inc. and Gracoal
         II, Inc.
7 Owned by Targhee Holdings, B.V., a wholly owned subsidiary of Grace Cocoa B.V., a Netherlands corporation



*        formerly CCHP Delaware, Inc.